Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
On August 9, 2024, the Company entered into the August 2024 Facility with Crédit Agricole Corporate and Investment Bank, ING Bank N.V., and Skandinaviska Enskilda Banken AB (Publ), to refinance its March 2019 secured term loan that was due to mature in March 2025, to fund the repurchase of the Navigator Aurora pursuant to the Company’s existing October 2019 sale and leaseback arrangement related to that vessel which, based on a termination notice we issued to the lessor in May 2024, will terminate in October 2024, and for general corporate and working capital purposes. The August 2024 Facility has a term of six years maturing in August 2030, is for a maximum principal amount of $147.6 million, decreases quarterly followed by a final balloon payment in August 2030 of $63.9 million, and bears interest at a rate of Term SOFR plus 190 basis points, which margin includes a 5-basis point sustainability-linked element.

On August 14, 2024, the Company's Board of Directors declared a cash dividend of $0.05 per share of the Company’s common stock for the three months ended June 30, 2024, payable on September 24, 2024 to all shareholders of record as of the close of business New York time on September 3, 2024. The aggregate amount of the dividend is expected to be approximately $3.6 million, which the Company anticipates will be funded from cash on hand. Also as part of the Company's Return of Capital policy for the three months ended June 30, 2024, the Company expects to repurchase approximately $2.3 million of common stock between August 15, 2024, and September 30, 2024, subject to operating needs, market conditions, and other circumstances, such that the Dividend and Share Repurchases together equal 25% of net income for the three months ended June 30, 2024